GOODWILL AND INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2011
GOODWILL AND INTANGIBLE ASSETS
Schedule of changes in the carrying amount of goodwill

	2011	2010
Balance, beginning of year	$117,651	$115,907
Foreign currency translation adjustment	(821)	1,744

Balance, end of year	$116,830	$117,651

Schedule of the Company's intangible asset and related accumulated amortization for its software

	2011	2010
Software	$24,076	$23,103
Accumulated amortization	(20,817)	(19,730)

Software, net	$3,259	$3,373